UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 4, 2014
(Date of earliest event reported)

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 000-54529

Nevada	45-3849662
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
411 University Ridge Suite D
Greenville, SC 29601
(Address of principal executive offices, including zip code)

(864) 751-4880
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 15, 2013, a plaintiff filed a derivative lawsuit, Sennott v. Adams, No. 6:13-cv-02813, which was deemed related by the Court to a prior lawsuit, McPheely v. Adams, No. 6:13-cv-02660 (collectively, the “Actions”).

On June 23, 2014, Scio Diamond Technology Corporation entered into a settlement agreement (the “Settlement Agreement”) by and among Edward S. Adams, Michael R. Monahan, Gerald McGuire, James Korn, Bruce Likly, Theodorus Strous, and Robert C. Linares, their present and past affiliates, such as Apollo Diamond, Inc., Apollo Diamond Gemstone Corporation, Adams Monahan LLP, Focus Capital Group, Inc. and Oak Ridge Financial Services Group, Inc., family members and spouses (the “Adams Group”), and Thomas P. Hartness, Kristoffer Mack, Paul Rapello, Glen R. Bailey, Marsha C. Bailey, Kenneth L. Smith, Bernard M. McPheely, James Carroll, Robert M. Daisley, Ben Wolkowitz, Craig Brown, Ronnie Kobrovsky, Lewis Smoak, Brian McPheely, Mark P. Sennott, the Sennott Family Charitable Trust, and their affiliates (the “Save Scio Group”), pursuant to which the Company and the Save Scio Group settled the previously pending consent contest for the election of directors. A more detailed description of the Settlement Agreement is contained in the Company’s Form 8-K filed on June 26, 2014

On December 4, 2014, the United States District Court for the District of South Carolina, Greenville Division (the “Court”) issued an order (the “Preliminary Order”) granting preliminary approval of a settlement resolving the claims asserted by each of the parties to the Actions. A hearing to determine whether the Court should issue an order finally approving the proposed settlement has been scheduled for February 12, 2015. Any objections to the settlement must be filed by stockholders in writing with the court by January 14, 2015.

In the Preliminary Order, the Court approved a Notice Of Pendency Of Proposed Dismissal Of Derivative Actions, Settlement Hearing, Right To Object, And Right To Appear (the “Notice”) which is posted on the Company’s website along with the Settlement Agreement.  The terms and procedures for filing a stockholder objection to the settlement are set forth in the Notice.  The Settlement Agreement and the Notice are attached hereto as Exhibits 99.1 and 99.2, respectively, and any description of the Notice or the Settlement Agreement set forth above are qualified in their entirety by the attached exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1  Settlement Agreement
99.2  Notice of Proposed Dismissal of Derivative Action

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION

By:	/s/ Gerald McGuire
Gerald McGuire
President and Chief Executive Officer

Date: December 15, 2014